Exhibit 10.2

NOTE

$7,500,000.00	December 29, 2010

FOR VALUE RECEIVED, the undersigned, STELLARIS LLC (“Borrower”), unconditionally promises to pay to the order of RBS ASSET FINANCE, INC. (“Lender”) the principal sum of Seven Million Five-Hundred Thousand and 00/100 DOLLARS ($7,500,000.00), which is the Original Principal Amount of the Loan made by Lender on the date hereof pursuant to that certain Loan Agreement dated as of December 29, 2010 (together with any and all amendments or supplements thereto, the “Loan Agreement”) between Borrower and Lender. Principal shall be payable on each Payment Date in installments as set forth on Schedule A hereto, with a final installment (in the amount necessary to pay in full this Note) due and payable on January 1, 2018, which is the Stated Maturity Date for this Note and the related Loan, or earlier upon acceleration pursuant to the Loan Agreement.  Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof, which is the Closing Date for this Note and the related Loan, until maturity (whether by acceleration or otherwise) and, after maturity, until paid. Except as otherwise provided in the Loan Agreement, interest shall accrue on this Note at a rate per annum equal to 3.67% and shall be payable on each Payment Date as set forth on Schedule A hereto.  In addition, interest for the period from the Closing Date through and including the last day of the calendar month immediately preceding January 1, 2011 (the “Interim Interest Date” for this Note and the related Loan) shall be payable on February 1, 2011 (the “Interim Interest Payment Date” for this Note and the related Loan).  In addition to the foregoing, Borrower may make one (1) additional principal payment per year equal to 10% of the principal loan amount balance, which shall occur on a Payment Date.

Payments of both principal and interest are to be made without set-off or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account designated by Lender pursuant to the Loan Agreement.

Borrower may prepay this Note only in accordance with the terms of the Loan Agreement, and in connection with any such prepayment, Borrower shall pay to Lender a Prepayment Fee equal to the sum of (a) an amount equal to 3% of the amount prepaid if prepayment is on or prior to the first anniversary of the Closing Date for this Note, 2% of the amount prepaid if prepayment is after the first anniversary of the Closing Date of this Note but on or prior to the second anniversary of the Closing Date for this Note, 1% of the amount prepaid if prepayment is after the second anniversary of the Closing Date of this Note but on or prior to the third anniversary of the Closing Date for this Note and  0% of the amount prepaid if prepayment is after the third anniversary of the Closing Date of this Note.

This Note evidences Indebtedness incurred under the Loan Agreement and is secured by the Collateral described in the Loan Agreement, including, without limitation, the Collateral described on the Collateral Schedule referencing this Note.  This Note is subject to the terms and conditions set forth in the Loan Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

Borrower hereby irrevocably authorizes Lender to make (or cause to be made) appropriate notations on the Schedule A attached to this Note (or on any continuation of or supplements to such schedule), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate applicable to, the Loan evidenced hereby.  Such notations shall be, absent manifest error, evidence of the information so set forth therein; provided, however, that the failure of Lender to make any such notations shall not limit or otherwise affect any Obligations of Borrower.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

[REMAINDER OF PAGE INTENTIONALLY BLANK; EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its officer and duly authorized as of the day and year first above written.

BORROWER:

STELLARIS LLC

By	/s/ A. Theeuwes
Name	A. Theeuwes
Title	Senior Vice President

SCHEDULE A

Date	Payment
2/1/2011	$101,380.69
3/1/2011	$101,380.69
4/1/2011	$101,380.69
5/1/2011	$101,380.69
6/1/2011	$101,380.69
7/1/2011	$101,380.69
8/1/2011	$101,380.69
9/1/2011	$101,380.69
10/1/2011	$101,380.69
11/1/2011	$101,380.69
12/1/2011	$101,380.69
1/1/2012	$101,380.69
2/1/2012	$101,380.69
3/1/2012	$101,380.69
4/1/2012	$101,380.69
5/1/2012	$101,380.69
6/1/2012	$101,380.69
7/1/2012	$101,380.69
8/1/2012	$101,380.69
9/1/2012	$101,380.69
10/1/2012	$101,380.69
11/1/2012	$101,380.69
12/1/2012	$101,380.69
1/1/2013	$101,380.69
2/1/2013	$101,380.69
3/1/2013	$101,380.69
4/1/2013	$101,380.69
5/1/2013	$101,380.69
6/1/2013	$101,380.69
7/1/2013	$101,380.69
8/1/2013	$101,380.69
9/1/2013	$101,380.69
10/1/2013	$101,380.69
11/1/2013	$101,380.69
12/1/2013	$101,380.69
1/1/2014	$101,380.69
2/1/2014	$101,380.69
3/1/2014	$101,380.69
4/1/2014	$101,380.69
5/1/2014	$101,380.69
6/1/2014	$101,380.69
7/1/2014	$101,380.69
8/1/2014	$101,380.69
9/1/2014	$101,380.69
10/1/2014	$101,380.69
11/1/2014	$101,380.69

12/1/2014	$101,380.69
1/1/2015	$101,380.69
2/1/2015	$101,380.69
3/1/2015	$101,380.69
4/1/2015	$101,380.69
5/1/2015	$101,380.69
6/1/2015	$101,380.69
7/1/2015	$101,380.69
8/1/2015	$101,380.69
9/1/2015	$101,380.69
10/1/2015	$101,380.69
11/1/2015	$101,380.69
12/1/2015	$101,380.69
1/1/2016	$101,380.69
2/1/2016	$101,380.69
3/1/2016	$101,380.69
4/1/2016	$101,380.69
5/1/2016	$101,380.69
6/1/2016	$101,380.69
7/1/2016	$101,380.69
8/1/2016	$101,380.69
9/1/2016	$101,380.69
10/1/2016	$101,380.69
11/1/2016	$101,380.69
12/1/2016	$101,380.69
1/1/2017	$101,380.69
2/1/2017	$101,380.69
3/1/2017	$101,380.69
4/1/2017	$101,380.69
5/1/2017	$101,380.69
6/1/2017	$101,380.69
7/1/2017	$101,380.69
8/1/2017	$101,380.69
9/1/2017	$101,380.69
10/1/2017	$101,380.69
11/1/2017	$101,380.69
12/1/2017	$101,380.69
1/1/2018	$101,380.69